SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Dated January 8, 2004

of

AGCO CORPORATION

A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930

4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200

SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE ISSUED JANUARY 5, 2004
EX-99.2 FINANCIAL INFORMATION OF VALTRA GROUP
EX-99.3 MANAGEMENT'S DISCUSSION OF VALTRA GROUP
EX-99.4 UNAUDITED PRO FORMA FINANCIALS OF AGCO
EX-99.5 CONSENT OF KPMG WIDERI OY AB

Item 2.       Acquisition or disposition of Assets.

      On January 5, 2004, AGCO Corporation announced the completion of its previously announced acquisition of Valtra from Kone Corporation. The purchase price was 600 million Euros, net of acquired cash, and is subject to customary closing adjustments.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)     Financial Statements of Business Acquired

      The following audited and unaudited financial statements of Valtra are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K:

(i)	Report of Independent Accountants

(ii)	Combined Statements of Operations for the years ended December 31, 2000 and 2001 and the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor)

(iii)	Combined Balance Sheets as of December 31, 2001, June 30, 2002 and December 31, 2002

(iv)	Combined Statements of Cash Flows for the years ended December 31, 2000 and 2001 and the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor)

(v)	Notes to Combined Financial Statements

(vi)	Unaudited Combined Interim Statements of Operations for the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to September 30, 2002 (Successor) and the nine months ended September 30, 2003

(vii)	Unaudited Combined Interim Balance Sheets as of September 30, 2003 and December 31, 2002

(viii)	Unaudited Combined Interim Statements of Cash Flows for the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to September 30, 2002 (Successor) and the nine months ended September 30, 2003

(ix)	Notes to Unaudited Combined Interim Financial Statements

      (b)     Pro Forma Financial Information

      The following pro forma financial information is filed herewith as Exhibit 99.4 to this Current Report on Form 8-K:

(i)	Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2002 and nine months ended September 30, 2003, together with notes thereto

(ii)	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2002 and September 30, 2003, together with notes thereto

      (c)     Exhibits

99.1	Press Release of AGCO Corporation issued January 5, 2004.
99.2	Audited Financial Statements of Valtra as of December 31, 2001, June 30, 2002 and December 31, 2002 and for the years ended December 31, 2000 and 2001 and the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor) and Report of Independent Accountants thereon. Unaudited Interim Financial Statements of Valtra as of September 30, 2003 and December 31, 2002 and for the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to September 30, 2002 (Successor) and the nine months ended September 30, 2003
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Valtra Group
99.4	Unaudited Pro Forma Combined Financial Information of AGCO Corporation and its subsidiaries
99.5	Consent of KPMG WIDERI OY AB

SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

	By:	/s/ Andrew H. Beck

Andrew H. Beck Senior Vice President and Chief Financial Officer

Dated: January 8, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press Release of AGCO Corporation issued January 5, 2004.
99.2	Audited Financial Statements of Valtra as of December 31, 2001, June 30, 2002 and December 31, 2002 and for the years ended December 31, 2000 and 2001 and the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor) and Report of Independent Accountants thereon. Unaudited Interim Financial Statements of Valtra as of September 30, 2003 and December 31, 2002 and for the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to September 30, 2002 (Successor) and the nine months ended September 30, 2003
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Valtra Group
99.4	Unaudited Pro Forma Combined Financial Information of AGCO Corporation and its subsidiaries
99.5	Consent of KPMG WIDERI OY AB